Exhibit 99.2

Q4 2014 Earnings February 18, 2015

Forward Looking Statements and Use of Non-GAAP Financial Measures This presentation contains forward-looking statements that reflect, among other things, the Company’s current expectations and anticipated results of operations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements, market trends or industry results to differ materially from those expressed or implied by such forward-looking statements. For this purpose, any statements contained herein that are not statements of historical fact may constitute forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “ guidance,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Actual results may differ materially from the Company’s expectations due to a number of factors, including that most of the Company’s contracts may be terminated on short notice, and that the Company may be unable to maintain large customer contracts or to enter into new contracts; the historical indications of the relationship of backlog to revenues may not be indicative of their future relationship; the market for the Company’s services may not grow as the Company expects; the Company may under price contracts or overrun its cost estimates, and if the Company is unable to achieve operating efficiencies or grow revenues faster than expenses, operating margins will be adversely affected; the Company may be unable to maintain information systems or effectively update them; customer or therapeutic concentration could harm the Company’s business; the Company’s business is subject to risks associated with international operations, including economic, political and other risks; government regulators or customers may limit the scope of prescription or withdraw products from the market, and government regulators may impose new regulations affecting the Company’s business; the Company may be unable to successfully develop and market new services or enter new markets; the Company’s failure to perform services in accordance with contractual requirements, regulatory standards and ethical considerations may subject it to significant costs or liability, damage its reputation and cause it to lose existing business or not receive new business; the Company’s services are related to treatment of human patients, and it could face liability if a patient is harmed; the Company has substantial indebtedness and may incur additional indebtedness in the future, which could adversely affect the Company’s financial condition; and other factors that are set forth in the Company's filings with the Securities and Exchange Commission (“SEC”), including the final prospectus dated November 12, 2014 relating to the Company’s initial public offering. The Company undertakes no obligation to update any forward-looking statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. This presentation also includes Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per share, each of which are financial measures not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). Management believes that these measures are more indicative of our operating results as they exclude certain items whose fluctuation from period-to-period do not necessarily correspond to changes in the operating results of our business. As a result, management and our board of directors regularly use EBITDA and Adjusted EBITDA as a tool in evaluating our operating and financial performance and in establishing discretionary annual bonuses. Adjusted EBITDA is also the basis for covenant compliance EBITDA, which is used in certain covenants in the credit agreement governing our Senior Secured Credit Facilities and the indenture governing the Senior Notes. In addition, management believes that EBITDA, Adjusted EBITDA and Adjusted Net Income (including diluted adjusted net income per share) facilitate comparisons of our operating results with those of other companies by backing out of GAAP net income items relating to variations in capital structures (affecting interest expense), taxation, and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. We believe that EBITDA, Adjusted EBITDA and Adjusted Net Income (including diluted adjusted net income per share) are frequently used by securities analysts, investors, and other interested parties in the evaluation of issuers, many of which also present EBITDA, Adjusted EBITDA and Adjusted net income (including diluted adjusted net income per share) when reporting their results in an effort to facilitate an understanding of their operating results. These non-GAAP financial measures have limitations as analytical tools, and you should not consider these measures in isolation, or as a substitute for analysis of our results as reported under GAAP. Additionally, because not all companies use identical calculations, these presentations of EBITDA, Adjusted EBITDA and Adjusted Net Income (including diluted adjusted net income per share) may not be comparable to similarly titled measures of other companies.

Financial Overview

Q4 and FY 2014 Financial Results ($ in millions) Q4 2014 Q4 2013 % Change FY 2014 FY 2013 % Change Service Revenue 323.8 $ 298.8 $ 8.4% 1,266.6 $ 832.9 $ 52.1% EBITDA 17.4 $ 21.0 $ -17.1% 134.6 $ (20.7) $ -750.2% Adjusted EBITDA 50.6 $ 35.3 $ 43.3% 182.8 $ 130.6 $ 40.0% Adjusted EBITDA Margin 15.6% 11.8% 14.4% 15.7% Operating Income (Loss) 11.7 $ 4.7 $ 148.9% 56.8 $ (34.0) $ -267.1% Adjusted Operating Income 45.2 $ 29.8 $ 51.7% 160.6 $ 112.5 $ 42.8% Adjusted Operating Income Margin 14.0% 10.0% 12.7% 13.5% Net Loss (22.8) $ (9.4) $ 142.6% (35.7) $ (88.3) $ -59.6% Adjusted Net Income 18.6 $ 10.4 $ 78.8% 55.7 $ 25.4 $ 119.3% Diluted Loss per Share (0.45) $ (0.24) $ 88.3% (0.83) $ (2.24) $ -62.9% Adjusted Net Income per Share 0.35 $ 0.26 $ 32.7% 1.26 $ 0.61 $ 107.1%

Trailing Quarterly Performance FY 14 v ($ in millions) FY 13 % Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Change Service revenue 166.5 $ 179.5 $ 188.1 $ 298.8 $ 832.9 $ 311.4 $ 311.3 $ 320.1 $ 323.8 $ 1,266.6 $ 52.1% % growth Y-o-Y 13.0% 22.2% 27.9% 91.7% 39.5% 87.0% 73.4% 70.2% 8.4% 52.1% % growth Y-o-Y (constant currency) 12.9% 21.8% 27.1% 90.6% 38.9% 86.3% 72.7% 70.0% 9.9% 52.3% Gross Profit 66.7 $ 73.4 $ 73.3 $ 94.0 $ 307.4 $ 96.3 $ 98.2 $ 104.5 $ 109.1 $ 408.1 $ % of Net Revenue 40.1% 40.9% 39.0% 31.5% 36.9% 30.9% 31.5% 32.6% 33.7% 32.2% Total SG&A Costs 37.4 $ 40.4 $ 40.3 $ 58.7 $ 176.8 $ 56.6 $ 52.7 $ 57.5 $ 58.5 $ 225.3 $ % of Net Revenue 22.5% 22.5% 21.4% 19.6% 21.2% 18.2% 16.9% 18.0% 18.1% 17.8% Adjusted EBITDA 29.3 $ 33.0 $ 33.0 $ 35.3 $ 130.6 $ 39.7 $ 45.5 $ 47.0 $ 50.6 $ 182.8 $ 40.0% % of Net Revenue 17.6% 18.4% 17.5% 11.8% 15.7% 12.7% 14.6% 14.7% 15.6% 14.4% 2013 2014

Backlog and New Business Awards FY 14 v ($ in millions) FY 13 % Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Change Beginning Backlog 1,382.8 $ 1,421.2 $ 1,444.2 $ 1,465.6 $ 1,382.8 $ 1,939.7 $ 1,987.3 $ 2,044.8 $ 2,091.5 $ 1,939.7 $ Ending Backlog 1,421.2 $ 1,444.2 $ 1,465.6 $ 1,939.7 $ 1,939.7 $ 1,987.3 $ 2,044.8 $ 2,091.5 $ 2,141.1 $ 2,141.1 $ 10.4% Backlog Conversion % 12.0% 12.6% 13.0% 20.4% 16.1% 15.7% 15.7% 15.5% Gross New Business Awards 237.4 $ 250.8 $ 239.8 $ 269.7 $ 997.7 $ 422.8 $ 423.8 $ 442.0 $ 456.8 $ 1,745.4 $ 74.9% Cancellations 54.1 $ 51.5 $ 50.0 $ 67.8 $ 223.4 $ 71.5 $ 51.9 $ 59.9 $ 68.4 $ 251.7 $ 12.7% % of Beginning Backlog 3.9% 3.6% 3.5% 4.6% 3.7% 2.6% 2.9% 3.3% Net New Business Awards 183.3 $ 199.3 $ 189.8 $ 201.9 $ 774.3 $ 351.3 $ 371.9 $ 382.1 $ 388.4 $ 1,493.7 $ 92.9% Net Book to Bill 1.11 1.13 1.08 1.12 1.11 1.13 1.19 1.19 1.20 1.18 2013 2014

Debt Structure Weighted Average ($ in millions) December 31, March 31, June 30, September 30, December 31, Interest Maturity 2013 2014 2014 2014 2014 Rate Date Senior debt: First Lien 887.8 $ 885.6 $ 883.3 $ 881.1 $ 729.0 $ 4.50% September 23, 2020 Senior Notes 375.0 375.0 375.0 375.0 225.0 9.50% October 1, 2023 Total 1,262.8 $ 1,260.6 $ 1,258.3 $ 1,256.1 $ 954.0 $ Revolving credit: Swingline 10.0 $ 20.0 $ - $ - $ - $ 5.75% September 23, 2018 Revolver - 10.0 - - - 3.73% September 23, 2018 Total 10.0 $ 30.0 $ - $ - $ - $ Total outstanding debt 1,272.8 $ 1,290.6 $ 1,258.3 $ 1,256.1 $ 954.0 $ Less cash on hand (72.2) (58.3) (57.6) (49.3) (85.2) Net debt 1,200.6 $ 1,232.3 $ 1,200.7 $ 1,206.8 $ 868.8 $ Net Debt/ LTM Covenant Compliance EBITDA 6.5x 6.8x 6.6x 6.5x 4.5x

Reconciliation of GAAP EBITDA to Adjusted EBITDA For further information regarding the reconciliation of non-GAAP measures to their corresponding GAAP equivalent please see our press release Twelve Twelve Months Months Ended Ended ($ in millions) December 31, December 31, 2014 2013 2014 2013 Net loss (22.8) $ (9.4) $ (35.7) $ (88.3) $ Depreciation and amortization 23.4 22.0 96.6 50.5 Interest expense, net 18.3 21.8 81.9 56.4 Benefit from income taxes (1.5) (13.4) (8.2) (39.3) EBITDA 17.4 21.0 134.6 (20.7) Management fees 11.9 0.6 13.5 2.0 Stock-based compensation expense 0.7 0.1 3.5 24.7 Loss on disposal of fixed assets - - - 0.2 Loss on modification or extinguishment of debt 23.7 1.6 25.0 28.9 Foreign currency gains (losses), net (9.0) 4.7 (10.5) 7.8 Other (income) expense, net 2.0 (1.2) 2.3 (0.7) Equity in losses of unconsolidated joint ventures 1.0 0.6 2.0 1.2 Transaction and acquisition related costs 1.0 4.8 7.3 83.5 Severance and restructuring charges 0.9 2.4 2.9 2.6 Non-cash rent adjustment 1.0 0.5 2.3 0.5 Other one-time charges - 0.3 0.1 0.5 Adjusted EBITDA 50.6 $ 35.3 $ 182.8 $ 130.6 $ Three Months Ended December 31,

Reconciliation of GAAP Net Loss to Adjusted Net Income

($ in millions, except per share datat)	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013	Twelve Months Ended December 31, 2014	Twelve Months Ended December 31, 2013
Net loss	$ (22.8)	$ (9.4)	$ (35.7)	$ (88.3)
Amortization of intangible assets	18.0	16.5	74.4	32.4
Amortization of deferred financing costs	1.4	1.5	5.7	3.5
Management fees	11.9	0.6	13.5	2.0
Stock-based compensation expense	0.7	0.1	3.5	24.7
Loss on disposal of fixed assets	-	-	-	0.2
Loss on modification or extinguishment of debt	23.7	1.6	25.0	28.9
Foreign currency gains (losses), net	(9.0)	4.7	(10.5)	7.8
Other (income) expense, net	2.0	(1.2)	2.3	(0.7)
Equity in losses of unconsolidated joint ventures	1.0	0.6	2.0	1.2
Transaction and acquisition related costs	1.0	4.8	7.3	83.5
Severance and restructuring charges	0.9	2.4	2.9	2.6
Non-cash rent adjustment	1.0	0.5	2.3	0.5
Other one-time charges	-	0.3	0.1	0.5
Total adjustments	52.6	32.2	128.3	187.2
Tax effect of total adjustments	(11.2)	(12.5)	(36.9)	(73.5)
Adjusted net income	$ 18.6	$ 10.4	$ 55.7	$ 25.4
Diluted weighted average common shares outstanding	53	39	44	42
Adjusted net income per diluted share	$ 0.35	$ 0.26	$ 1.26	$ 0.61

For further information regarding the reconciliation of non-GAAP measures to their corresponding GAAP equivalent please see our press release

9 PRAHEALTHSCIENCES 2/18/2015

Reconciliation of GAAP Income (Loss) from Operations to Adjusted Income from Operations For further information regarding the reconciliation of non-GAAP measures to their corresponding GAAP equivalent please see our press release Twelve Twelve Months Months Ended Ended ($ in millions) December 31, December 31, 2014 2013 2014 2013 Income (loss) from operations 11.7 $ 4.7 $ 56.8 $ (34.0) $ Amortization of intangible assets 18.0 16.5 74.4 32.4 Management fees 11.9 0.6 13.5 2.0 Stock-based compensation expense 0.7 0.1 3.5 24.7 Loss on disposal of fixed assets - - - 0.2 Transaction and acquisition related costs 1.0 4.8 7.3 83.5 Severance and restructuring charges 0.9 2.4 2.9 2.6 Non-cash rent adjustment 1.0 0.5 2.3 0.5 Other one-time charges - 0.3 0.1 0.5 Adjusted income from operations 45.2 $ 29.8 $ 160.6 $ 112.5 $ Three Months Ended December 31,

Appendix

Geographic Breakdown Region Q4 14 Q4 13 US/Canada $ 193.4 $ 175.0 Europe/Africa 102.9 100.5 Latin America 13.4 13.4 Asia/Pacific 14.1 9.9 Total Service Revenue $ 323.8 $ 298.8 Region FY 2014 FY 2013 US/Canada $ 755.5 $ 438.9 Europe/Africa 402.7 341.1 Latin America 54.0 26.5 Asia/Pacific 54.4 26.4 Total Service Revenue $ 1,266.6 $ 832.9

Days Sales Outstanding ($ in millions) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Accounts Receivable, net 136.9 $ 157.4 $ 141.2 $ 232.6 $ 246.0 $ 241.9 $ 236.1 $ 233.2 $ Unbilled Services 63.1 56.2 58.3 62.3 102.3 98.0 113.2 105.5 Total Accounts Receivable and Unbilled Services 200.0 213.6 199.5 294.9 348.3 339.9 349.3 338.7 Advance Billings (222.1) (236.1) (230.2) (295.9) (289.9) (299.4) (275.8) (296.1) Net (22.1) $ (22.5) $ (30.7) $ (1.0) $ 58.4 $ 40.5 $ 73.5 $ 42.6 $ Accounts Receivable, net 51 52 45 54 55 54 49 51 Unbilled Services 24 18 19 14 23 22 24 23 Total Accounts Receivable and Unbilled Services 75 70 64 68 78 76 73 74 Advance Billings (83) (78) (73) (69) (65) (67) (58) (65) Net (8) (8) (9) (1) 13 9 15 9 2013 2014

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